Filed Pursuant to Rule 497(a)

Registration No. 333-230801

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Goldman Sachs BDC, Inc (“GSBD”) (rated Baa3, Stable / BBB-, Stable by Moody’s / Fitch)* has engaged BofA Securities to arrange a series of fixed income investor calls on Thursday, January 30 and Friday, January 31.

BofA Securities is coordinating logistics

Schedule:

•	Thursday, January 30 - Telephonics: 8:00 AM – 4:30 PM ET

•	Friday, January 31 - Telephonics: 8:00 AM – 4:30 PM ET

The company will be represented by:

•	Brendan McGovern - CEO

•	Jonathan Lamm - CFO

•	Katherine Schneider - Head of Investor Relations

***Karen Dunn is on logistics***

This announcement does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which any offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such jurisdiction. A registration statement has been filed with the Securities and Exchange Commission but it has not yet been declared effective. Any offering of GSBD’s securities may be made only by means of a preliminary prospectus. When available, a copy of the preliminary prospectus relating to such transaction may be obtained from the Securities and Exchange Commission’s website at www.sec.gov or by contacting the Company at (212) 902-3122 or one of the underwriters participating in such transaction.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of GSBD and should obtain a copy of the preliminary prospectus, and carefully review the information contained or therein before making any investment decision.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.